Supplement to the
Fidelity® Preferred Securities & Income ETF
December 30, 2025
Summary Prospectus

The fund has changed its classification from a non-diversified to a diversified fund.
PSI-SUSTK-0726-101 1.9911180.101	July 24, 2026